                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 16, 2003
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                                    NEW YORK
           -----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        1-3157                                          13-0872805
--------------------------------------------------------------------------------
Commission File Number                         (IRS Employer Identification No.)


     400 Atlantic Street, Stamford, Connecticut               06921
     ----------------------------------------------------------------
     (Address of Principal Executive Offices)              (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)




            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


Item 1.       CHANGES IN CONTROL OF REGISTRANT.

              N/A

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              N/A

Item 3.       BANKRUPTCY OR RECEIVERSHIP.

              N/A

Item 4.       CHANGES IN REGISTRANT'S DIRECTORS.

              N/A

Item 5.       OTHER EVENTS.

              The Company issued a press release on January 16, 2003 announcing that David W. Oskin, Executive Vice President, has resigned from the Company.

Item 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              N/A

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (99)  Press release dated January 16, 2003 announcing that David
                    W. Oskin, Executive Vice President, is leaving the Company.

Item 8.       CHANGE IN FISCAL YEAR.

              N/A




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Item 9.       REGULATION FD DISCLOSURE.

              N/A



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERNATIONAL PAPER COMPANY
                                             ---------------------------
                                                    (Registrant)


Dated: January 17, 2003                        By /s/ Carol M. Samalin
Stamford, Connecticut                             --------------------
                                                   Carol M. Samalin
                                                  Assistant Secretary


                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as................'r'
The service mark symbol shall be expressed as........................'sm'